UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  October 19, 2004

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-30171                                          68-0359556
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(Commission File Number)                       (IRS Employer Identification No.)

501 Canal Blvd, Suite A100 Richmond, California              94804
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

      On October 19, 2004, Sangamo BioSciences Inc. issued a press release announcing the publication of data from its ZFP angiogenesis program. The data, which were reported in the October 19, 2004 issue of the journal Circulation, relate to the use of zinc finger DNA binding protein transcription factors for the potential treatment of peripheral artery disease. This program is currently in a Phase I clinical trial.

A copy of the press release issued by Sangamo BioSciences, Inc. relating to the publication of preclinical data in the journal Circulation is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
99.1                   Press Release Issued October 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 19, 2004
                                         SANGAMO BIOSCIENCES, INC.

                                         By:  /s/ EDWARD O. LANPHIER II
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                                              Edward O. Lanphier II
                                              President, Chief Executive Officer